UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2015

AMC Networks Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-35106	27-5403694
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11 Penn Plaza, New York, NY		10001
(Address of principal executive offices)		(Zip Code)
(212) 324-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On February 26, 2015, AMC Networks Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter and year ended December 31, 2014. A copy of the Registrant’s press release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits. The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Item

99.1	Press Release issued by the Registrant dated February 26, 2015 announcing its financial results for the quarter and year ended December 31, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMC Networks Inc.

Date:	February 26, 2015	By:	/s/ Sean S. Sullivan
Sean S. Sullivan
Executive Vice President and Chief Financial Officer